WINTERGREEN FUND, INC.
 (the “Fund”)

Supplement to Statutory Prospectus Dated April 30, 2018 and
 Statement of Additional Information Dated April 30, 2018, as amended

Supplement dated October 3, 2018 to the Statutory Prospectus of the Fund dated April 30, 2018 (the “Prospectus”) and the Statement of Additional Information of the Fund dated April 30, 2018, as amended (the “Statement of Additional Information”).

The address of Wintergreen Advisers, LLC (the “Investment Manager”), the Fund’s investment adviser, has changed to 500 International Drive, Suite 275, Mount Olive, NJ 07828. Accordingly, the Prospectus and Statement of Additional Information are amended as described below.

Prospectus

The first sentence of the first paragraph under “Management – Investment Manager” in the Prospectus is deleted in its entirety and replaced with the following sentence:

Wintergreen Advisers, LLC, 500 International Drive, Suite 275, Mount Olive, NJ 07828, is the Fund’s Investment Manager.

Statement of Additional Information

All references to “333 Route 46 West, Suite 204, Mountain Lakes, NJ 07046” in the Statement of Additional Information are deleted in their entirety and replaced with “500 International Drive, Suite 275, Mount Olive, NJ 07828”.

The contact information for the Fund, as disclosed in the Prospectus and Statement of Additional Information, has not changed.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.